AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN ALABAMA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the

Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN ALABAMA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN ARIZONA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-President of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN ARIZONA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

a

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN COLORADO TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN COLORADO TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN CONNECTICUT TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers four classes of shares, known as Class A Shares, Class A1 Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 2.25%; and Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A and Class A1 shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1 and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.

9.                   Shares of Class A, Class A1, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on September 10, 2018, and last amended on July 7, 2021.

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 2.25%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1,

Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on October 5, 2018, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN GEORGIA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of

18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN GEORGIA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN HIGH YIELD TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN LOUISIANA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN MARYLAND TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of

Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN MARYLAND TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN MICHIGAN TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN MINNESOTA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN MISSOURI TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of

18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN MISSOURI TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN NEW JERSEY TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN OHIO TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN OHIO TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN OREGON TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of 18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN OREGON TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary

AMENDED AND RESTATED CLASS A1 DISTRIBUTION PLAN

FRANKLIN TAX-FREE TRUST

on behalf of

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Preamble to Amended and Restated Distribution Plan

 The following Amended and Restated Distribution Plan (the “Amended Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by FRANKLIN TAX-FREE TRUST (the “Trust”) for the use of the Class A1 shares of its series, FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (the “Fund”), which amends and restates the prior Distribution Plan (which, together with the Amended Plan are referred to as the “Plan”) which took effect on the date the Class A1 shares of the Fund were first offered for sale (the “Effective Date of the Plan”). The Plan has been approved by a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan.

 In reviewing the Plan, the Board considered the schedule and nature of payments and terms of the Investment Management Agreement between the Trust, on behalf of the Fund, and the Fund’s investment manager (the “Manager”) and the terms of the Distribution Agreement between the Trust, on behalf of the Fund, and Franklin Distributors, LLC (“Distributors”). The Board concluded that the compensation of the Manager, under the Investment Management Agreement, and of Distributors, under the Distribution Agreement, was fair and not excessive; however, the Board also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Fund to the Manager, Distributors, or others or by the Manager or Distributors to others may be deemed to constitute distribution expenses of the Fund. Accordingly, the Board determined that the Plan should provide for such payments and that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

AMENDED AND RESTATED DISTRIBUTION PLAN

1. The Trust, on behalf of the Fund, shall reimburse Distributors or others for all expenses (subject to the limitations described below) incurred by Distributors or others in the promotion and distribution of the Class A1 shares of the Fund, as well as for shareholder services provided for existing shareholders of the Fund. Distribution expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature (and any related expenses), advertisements, and other distribution-related expenses; certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels (otherwise referred to as marketing support), including business planning assistance, advertising, educating dealer personnel about the Fund and shareholder financial planning needs, placement on dealers’ lists of offered funds, access to sales meetings, sales representatives and management representatives of dealers, participation in and/or presentation at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer sponsored events, and ticket charges; or payment of dealer commissions and wholesaler compensation in connection with sales of the Fund’s Class A1 Shares exceeding $250,000 (for which the Fund imposes no sales charge). Shareholder service expenses may include, but are not limited to, the expenses of assisting in the establishment and maintenance of customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, receiving and answering correspondence, and aiding in the maintenance of investments of their respective customers in the Fund. These expenses may also include any distribution or service fees paid to securities dealers or their firms or others. Agreements for the payment of distribution and service fees to securities dealers or their firms or others shall be in a form which has been approved from time to time by the Board, including the Independent Trustees.

2. The maximum amount which may be reimbursed by the Trust, on behalf of the Fund, to Distributors or others pursuant to Paragraph 1 herein shall be 0.10% per annum of the average daily net assets of the Fund. Said reimbursement shall be made monthly by the Fund to Distributors or others.

3. In addition to the payments which the Trust, on behalf of the Fund, is authorized to make pursuant to paragraphs 1 and 2 hereof, to the extent that the Trust, on behalf of the Fund, the Manager, Distributors or other parties on behalf of the Fund, the Manager or Distributors make payments that are deemed to be payments by the Fund for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1 under the Act, then such payments shall be deemed to have been made pursuant to the Plan.

 In no event shall the aggregate asset-based sales charges which include payments specified in paragraphs 1 and 2, plus any other payments deemed to be made pursuant to the Plan under this paragraph, exceed the amount permitted to be paid pursuant to Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

4. Distributors shall furnish to the Board, for its review, on a quarterly basis, a written report of the monies reimbursed to it and to others under the Plan, including the purposes thereof, and shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

5. The Plan, and any agreements related to this Plan, shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of the Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any related agreements.

6. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund, as and to the extent required by the Act and the rules thereunder, including Rule 18f-3(a)(3).

7. Any agreement related to this Plan:

(a) may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b) will automatically terminate in the event of its assignment (as defined in the Act).

8. The Plan may not be amended to increase materially the amount to be spent for distribution pursuant to Paragraph 2 hereof without approval by a majority of the Fund’s outstanding voting securities (as and to the extent required by the Act and the rules thereunder, including Rule 18f-3(a)(3)).

9. All material amendments to the Plan shall be approved by a vote of the Board, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

10. So long as the Plan is in effect, the Board shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act, including that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of such incumbent Independent Trustees.

11.  Where the effect of a requirement of the 1940 Act reflected in any provision of the Plan is revised by rule, interpretation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

[Signature page follows]

This Amended Plan and the terms and provisions thereof are hereby accepted and agreed to by the Trust and Distributors as evidenced by their execution hereof.

FRANKLIN TAX-FREE TRUST on behalf of

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

By: /s/ Steven J. Gray

Steven J. Gray

Title: Vice President and Co-Secretary

FRANKLIN DISTRIBUTORS, LLC

By: /s/ Jeffrey S. Masom
Jeffrey S. Masom

Title: President

Dated: February 1, 2009, as revised September 10, 2018, January 1, 2020, May 13, 2020, March 8, 2021 and July 7, 2021

AMENDED MULTIPLE CLASS PLAN

on behalf of

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

This Amended Multiple Class Plan (the “Plan”) has been adopted by a majority of the Board of Trustees (the “Board”) of FRANKLIN TAX-FREE TRUST (the “Investment Company”), including a majority of the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Investment Company, for its series named above (the “Fund”).  The Board has determined that the Plan, including the expense allocation methods among the classes, is in the best interests of each class of the Fund, the Fund and the Investment Company as a whole.  The Plan sets forth the provisions relating to the establishment of multiple classes of shares of the Fund.

1.                   The Fund publicly offers five classes of shares, known as Class A Shares, Class A1 Shares, Class C Shares, Class R6 Shares and Advisor Class Shares.

2.                   Class A Shares and Class A1 Shares carry a front-end sales charge ranging from 0% - 3.75%; and Class C Shares, Class R6 Shares and Advisor Class Shares are not subject to any front-end sales charges.

3.                   Class A Shares and Class A1 shares are not subject to a contingent deferred sales charge (“CDSC”), except in the following limited circumstances.  On investments of $250,000 or more, a CDSC of 1.00% of the lesser of the then-current net asset value or the original net asset value at the time of purchase applies to redemptions of those investments within the contingency period of

18 months from the calendar month following their purchase.  The CDSC is waived in certain circumstances, as described in the Fund’s prospectus and statement of additional information (“SAI”).

Class C Shares redeemed within 12 months of their purchase are assessed a CDSC of 1.00% on the lesser of the then-current net asset value or the original net asset value at the time of purchase.  The CDSC is waived in certain circumstances as described in the Fund’s prospectus and SAI.

Class R6 Shares and Advisor Class Shares are not subject to any CDSC.

4.                   The distribution plan adopted by the Investment Company for the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) associated with the Class A Shares may be used to reimburse Franklin Distributors, LLC (“Distributors”) or others for expenses incurred in the promotion and distribution of the Class A Shares, as well as for shareholder services provided for existing shareholders of Class A Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class A1 Shares may be used to reimburse Distributors or others for expenses incurred in the promotion and distribution of the Class A1 Shares, as well as for shareholder services provided for existing shareholders of Class A1 Shares of the Fund.  Such distribution expenses and shareholder services expenses (as set forth in the Fund’s Class A1 Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class A1 Shares Rule 12b-1 Plan.

The Rule 12b-1 Plan associated with the Class C Shares has two components.  The first component is a service fee, to be paid to Distributors for payments to dealers or others, or to be paid directly to others, for furnishing personal services and maintaining shareholder or beneficial owner accounts.  The second component is an asset-based sales charge to be paid to Distributors as compensation for Distributors’ distribution-related services including compensation for amounts advanced to securities dealers or their firms or others selling Class C Shares.  In addition, Distributors may use such monies to assist in the distribution and promotion of Class C Shares.  Such service and distribution fees and expenses (as set forth in the Fund’s Class C Shares Rule 12b-1 Plan) may be paid only pursuant to the terms of the Fund’s Class C Shares Rule 12b-1 Plan.

The Rule 12b-1 Plans for the Class A, Class A1 and Class C Shares shall operate in accordance with the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or any successor thereto.

No Rule 12b-1 Plan has been adopted on behalf of Class R6 Shares or Advisor Class Shares and, therefore, Class R6 Shares and Advisor Class Shares shall not be subject to deductions relating to Rule 12b-1 fees.

5.                   With respect to transfer agency fees and expenses, the Investment Company, on behalf of the Fund, has entered into an Amended and Restated Transfer Agent and Shareholder Services Agreement (the “Agreement”) with respect to the Fund’s classes of shares for the provision of various transfer agency and shareholder services.  Under the Agreement, fees and expenses (including out of pocket expenses) for such services are incurred separately for: (i) Class A, Class A1, Class C and Advisor Class Shares (the “Service Classes”) as a group (which includes beneficial owner servicing fees and networked account servicing fees); and (ii) Class R6 Shares (which does not incur beneficial ownership services and network account servicing fees).

6.                   All fees and expenses incurred by the Fund, other than Rule 12b-1 fees and transfer agency fees and expenses (including out of pocket expenses), as described above, are Fundwide Expenses (as that term is defined in Rule 18f-3 under the 1940 Act).  The transfer agency fees and expenses (including out of pocket expenses, beneficial owner servicing fees and networked account servicing fees) incurred by the Service Classes are treated as Fundwide Expenses with respect to the Service Classes only, and the transfer agency fees and expenses (including out of pocket expenses) incurred by Class R6 Shares are borne solely by the holders of Class R6 Shares.  For purposes of these expense allocations, the specific fees or expenses incurred under a particular Rule 12b-1 Plan or under the Agreement include any fees or expenses directly associated with such Rule 12b-1 Plan or Agreement, including proxy preparation and solicitation expenses or similar expenses related to any shareholder vote related thereto.

7.                   The only difference in expenses as among the Service Classes, together as a group on the one hand, and the Class R6 Shares, on the other shall relate to differences in transfer agent and shareholder services expenses, as described above, and any Rule 12b-1 Plan expenses of a Service Class, as described in the applicable Rule 12b-1 Plans.  The only difference in expenses among the Service Classes shall relate to differences in Rule 12b-1 Plan expenses, if any, as described in the applicable Rule 12b-1 Plans.

8.                   There shall be no conversion features associated with the Class A, Class A1, Class R6 and Advisor Class Shares.  Each Class C Share, however, shall be converted automatically, and without any action or choice on the part of the holder of the Class C Shares, into Class A Shares on the conversion date specified, and in accordance with the terms and conditions approved by the Board and as described, in the Fund’s prospectus relating to Class C Shares, as such prospectus may be amended from time to time; provided, however, that Class C Shares shall be converted automatically into Class A Shares to the extent and on the terms permitted by the 1940 Act and the rules and regulations adopted thereunder.

9.                   Shares of Class A, Class A1, Class C, Class R6 and Advisor Class may be exchanged for shares of another investment company within the Franklin Templeton Group of Funds according to the terms and conditions stated in each fund’s prospectus and SAI, as may be amended from time to time, to the extent permitted by the 1940 Act, and the rules and regulations adopted thereunder.

10.               Each class will vote separately with respect to any Rule 12b-1 Plan related to, or which now or in the future may affect, that class.

11.               All material amendments to this Plan must be approved by a majority of the Board members, including a majority of the independent Board members.

12.               I, Steven J. Gray, Vice President and Co-Secretary of the Investment Company, do hereby certify that this Amended Multiple Class Plan was adopted on behalf of the FRANKLIN VIRGINIA TAX-FREE INCOME FUND, by a majority of the Board members of the Investment Company, including a majority of the independent Board members, on February 27, 2018, as amended on March 1, 2019, and last amended on July 7, 2021.

/s/ Steven J. Gray
Steven J. Gray
Vice President and Co-Secretary